Exhibit 99.1 Summit Materials, Inc. Provides Update on Its Elevate Strategy 3 of 4 Horizon One targets achieved in year after strategy launch Over $470 million in proceeds generated from divestitures Reiterates and Provides Additional Details on its Path to Horizon Three Targeted Returns and Margins DENVER, CO. - (May 24, 2022) - Summit Materials, Inc. (NYSE: SUM) (“Summit,” “Summit Materials,” "Summit Inc." or the “Company”), a leading vertically integrated construction materials company, today announced highlights that are being presented at its Investor Day today in New York City. “When Summit launched its ambitious Elevate Strategy in March 2021, we said we would provide regular progress updates,” commented Summit Materials CEO Anne Noonan. “Today we are providing more details on our success in our path to enhanced growth and value creation. Specifically, today’s presentation highlights the strengthening quality of Summit’s earnings and margin profile, demonstrates specific accomplishments in portfolio optimization and debt reduction, shows evidence of strong pricing and demand fundamentals, and describes our priorities as we are now in the best capital allocation position in Company history.” At the launch of its Elevate Strategy, Summit presented objectives of less than three times’ net debt to EBITDA, 10% or higher Return on Invested Capital (“ROIC”), and greater than 30% Adjusted EBITDA margin to be achieved over three Horizons. The Company also presented specific Horizon One objectives of less than three times’ net debt to EBITDA, achieving a 9% ROIC, 23-25% Adjusted EBITDA margin, and completing 10 to 12 divestitures yielding up to $200 million in total proceeds. At January 1, 2022, just 9 months after the launch of Elevate Summit, the Company achieved significant progress on its Horizon One targets: it achieved less than three times’ net debt to EBITDA, reporting 2.5 times net debt to EBITDA; it achieved a ROIC of 8.8%, just shy of its 9% goal; and reported Adjusted EBITDA margin of 23.3%. As of today, the Company has completed 10 divestitures through its Elevate Strategy, yielding approximately $470 million in total proceeds on a GAAP basis, with an average selling multiple of over 10 times’ Adjusted EBITDA. Of the 10 divestitures, 8 were in downstream businesses, and 7 resulted in long term aggregates supply contracts. The Elevate strategy has also resulted in additional financial flexibility. In March 2022, Summit’s board authorized the Company’s first ever share repurchase program. The Company repurchased 1.5 million shares of Class A common stock for $47.5 million through the end of the first quarter 2022. As of April 2, 2022, approximately $202.5 million remained available for share repurchases under the share repurchase program. The Company is also planning to use a portion of the proceeds from recent divestitures to repay approximately $100 million on its Term Loan. “Since we launched the Elevate Strategy last year, Summit has significantly improved its quality of earnings, reduced its leverage, shed non-core businesses, repurchased stock, and opened up new capital allocation opportunities,” added Summit Materials CFO Brian Harris. “In 2020, Summit’s Adjusted EBITDA contribution from materials was approximately 63%, and in 2021, it grew to 68% as we pursued the Asset Light component of our strategy. We now believe 75% or higher is an appropriate target for materials Adjusted EBITDA contribution in Horizon Two, and continue to pursue the Elevate pillars of Market Leadership, Asset Light, Social Responsibility and Innovation. As we look to the future, we see opportunities for both organic and inorganic growth as we add to key market positions, maximize the capital efficiency of our business, help our stakeholders achieve their sustainability objectives, and drive innovative approaches to serving our customers.” 1

2022 Guidance For the full year 2022, Summit is updating its Adjusted EBITDA guidance to reflect the divestiture of Hinkle Contracting, LLC, which was announced on May 16, 2022. The Company now expects Adjusted EBITDA guidance of approximately $500 million to $530 million, a revision from $529 million to $557 million previously, and continues to expect 2022 capital expenditure of approximately $270 million to $290 million, including greenfield projects. 2

Investor Day Webcast Information Summit Materials will conduct a conference call on Tuesday, May 24, 2022 beginning at 9:00am eastern time (7:00am mountain time). Chief Executive Officer Anne Noonan, Chief Financial Officer Brian Harris, Chief Strategy Officer Kekin Ghelani, EVP of ESG and Head of Investor Relations Karli Anderson, as well as Summit’s Regional Presidents will lead an investor presentation and Q&A session that will focus on the Elevate Summit Strategy, growth drivers, ESG initiatives, as well as the Company’s capital allocation priorities. A live webcast of the investor day presentation, along with supporting materials, will be available on the day of the event at the following link: https://summit2022investorday.q4web.com/home/default.aspx. To listen live to the investor day: Toll Free Number: 1-877- 823-8690 International Number: 1-825-312-2236 Conference ID: 3986328 A replay of the webcast and accompanying presentation materials will be available in the Investors section of Summit’s website at investors.summit-materials.com shortly following the conclusion of the event. Contact: Andy Larkin VP, Investor Relations andy.larkin@summit-materials.com 720-618-6013 About Summit Materials Summit Materials is a leading vertically integrated materials-based company that supplies aggregates, cement, ready-mix concrete and asphalt in the United States and British Columbia, Canada. Summit is a geographically diverse, materials-based business of scale that offers customers a single-source provider of construction materials and related downstream products in the public infrastructure, residential and nonresidential end markets. Summit has a strong track record of successful acquisitions since its founding and continues to pursue growth opportunities in new and existing markets. For more information about Summit Materials, please visit www.summit-materials.com. 3

Non-GAAP Financial Measures The Securities and Exchange Commission (“SEC”) regulates the use of “non-GAAP financial measures,” such as Adjusted Net Income (Loss), Adjusted Diluted Net Income, Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Cash Gross Profit, Adjusted Cash Gross Profit Margin, Free Cash Flow, Net Leverage and Net Debt which are derived on the basis of methodologies other than in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). We have provided these measures because, among other things, we believe that they provide investors with additional information to measure our performance, evaluate our ability to service our debt and evaluate certain flexibility under our restrictive covenants. Our Adjusted Net Income (Loss), Adjusted Diluted Net Income, Adjusted Diluted EPS, Adjusted EBITDA, Further Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Cash Gross Profit, Adjusted Cash Gross Profit Margin, Free Cash Flow, Net Leverage and Net Debt may vary from the use of such terms by others and should not be considered as alternatives to or more important than net income (loss), operating income (loss), revenue or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or to cash flows as measures of liquidity. Adjusted EBITDA, Adjusted EBITDA Margin, and other non-GAAP measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under U.S. GAAP. Some of the limitations of Adjusted EBITDA are that these measures do not reflect: (i) our cash expenditures or future requirements for capital expenditures or contractual commitments; (ii) changes in, or cash requirements for, our working capital needs; (iii) interest expense or cash requirements necessary to service interest and principal payments on our debt; and (iv) income tax payments we are required to make. Because of these limitations, we rely primarily on our U.S. GAAP results and use Adjusted EBITDA, Adjusted EBITDA Margin and other non-GAAP measures on a supplemental basis. Adjusted EBITDA, Further Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Cash Gross Profit, Adjusted Cash Gross Profit Margin, Adjusted Net Income (Loss), Adjusted Diluted Net Income, Adjusted Diluted EPS, Free Cash Flow, Net Leverage and Net Debt reflect additional ways of viewing aspects of our business that, when viewed with our GAAP results and the accompanying reconciliations to U.S. GAAP financial measures included in the tables attached to this press release, may provide a more complete understanding of factors and trends affecting our business. We strongly encourage investors to review our consolidated financial statements in their entirety and not rely on any single financial measure. Reconciliations of the non-GAAP measures used in this press release are included in the attached tables. Because GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward-looking non-GAAP measures. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results. 4

Cautionary Statement Regarding Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in Summit Inc.’s Annual Report on Form 10-K for the fiscal year ended January 1, 2022, as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings. - the impact of the COVID-19 pandemic, and responses to it, including vaccine mandates, or any similar crisis, on our business; - our dependence on the construction industry and the strength of the local economies in which we operate; - the cyclical nature of our business; - risks related to weather and seasonality; - risks associated with our capital-intensive business; - competition within our local markets; - our ability to execute on our acquisition strategy, successfully integrate acquisitions with our existing operations and retain key employees of acquired businesses; - our dependence on securing and permitting aggregate reserves in strategically located areas; - declines in public infrastructure construction and delays or reductions in governmental funding, including the funding by transportation authorities and other state agencies; - our reliance on private investment in infrastructure, which may be adversely affected by periods of economic stagnation and recession; - environmental, health, safety and climate change laws or governmental requirements or policies concerning zoning and land use; - costs associated with pending and future litigation; - rising prices for, or more limited availability of, commodities, labor and other production and delivery inputs as a result of inflation, supply chain challenges or otherwise; - conditions in the credit markets; 5

- our ability to accurately estimate the overall risks, requirements or costs when we bid on or negotiate contracts that are ultimately awarded to us; - material costs and losses as a result of claims that our products do not meet regulatory requirements or contractual specifications; - cancellation of a significant number of contracts or our disqualification from bidding for new contracts; - special hazards related to our operations that may cause personal injury or property damage not covered by insurance; - unexpected factors affecting self-insurance claims and reserve estimates; - our substantial current level of indebtedness, including our exposure to variable interest rate risk; - our dependence on senior management and other key personnel, and our ability to retain and attract qualified personnel; - supply constraints or significant price fluctuations in the electricity and petroleum-based resources that we use, including diesel and liquid asphalt; - climate change and climate change legislation or regulations; - unexpected operational difficulties; - interruptions in our information technology systems and infrastructure; including cybersecurity and data leakage risks; and - potential labor disputes, strikes, other forms of work stoppage or other union activities. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this press release. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. 6

SUMMIT MATERIALS, INC. AND SUBSIDIARIES

Unaudited Reconciliations of Non-GAAP Financial Measures
($ in thousands, except share and per share amounts)

The tables below reconcile our net income (loss) to Adjusted EBITDA by segment for the year ended January 1, 2022.

Reconciliation of Net Income (Loss) to Adjusted EBITDA by Segment	**Year ended January 1, 2022**				
	West	**East**	**Cement**	**Corporate**	**Consolidated**
($ in thousands)					
Net income (loss)	$ 181,253	$ 122,321	$ 95,352	$(244,645)	$ 154,281
Interest (income) expense	(11,460)	(8,872)	(17,217)	129,789	92,240
Income tax expense	2,697	114	—	41,545	44,356
Depreciation, depletion and amortization	98,596	84,912	38,685	4,249	226,442
EBITDA	$ 271,086	$ 198,475	$ 116,820	$ (69,062)	$ 517,319
Accretion	874	1,711	339	—	2,924
Loss on debt financings	—	—	—	6,016	6,016
Tax receivable agreement benefit	—	—	—	(6,779)	(6,779)
Gain on sale of businesses	(355)	(19,656)	—	—	(20,011)
Non-cash compensation	—	—	—	19,705	19,705
Other	(45)	953	—	—	908
Adjusted EBITDA	$ 271,560	$ 181,483	$ 117,159	$ (50,120)	$ 520,082
Adjusted EBITDA Margin (1)	23.2 %	23.7 %	39.3 %		23.3 %

(1) Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of net revenue.

The table below reconciles our Adjusted EBITDA to Further Adjusted EBITDA and our calculation of Net Debt to arrive at our Net Leverage Ratio for the year ended January 1, 2022.

($ in thousands)	**Year ended January 1, 2022**
Adjusted EBITDA	$ 520,082
Transaction costs (1)	3,252
EBITDA for certain acquisitions (2)	(2,992)
Further Adjusted EBITDA (3)	$ 520,342
Long-term debt, including current portion	$1,609,960
Acquisition related liabilities	46,479
Finance leases and other	32,606
Less: Cash and cash equivalents	(380,961)
Net Debt	$1,308,084
Net Leverage Ratio (4)	2.5 x

(1) Under the terms of our credit facilities, we include transaction expenses associated with acquisitions and divestitures, consisting primarily of accounting, legal, valuation and financial advisory fees.
(2) Under the terms of our credit facilities, we include EBITDA from our acquisitions, net of dispositions, in each fiscal year for periods prior to acquisition.
(3) Further Adjusted EBITDA is defined as Adjusted EBITDA plus transaction costs and the EBITDA contribution for certain recent acquisitions.
(4) Net Leverage Ratio is defined as Net Debt divided by Further Adjusted EBITDA.

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The table below calculates our Return on Invested Capital ("ROIC") for the year ended January 1, 2022. Return on Invested Capital Calculation 5-Quarter Average(1) ($ in thousands) Q4 2021 Total Liabilities & Shareholders Equity $ 4,313,485 Less: Cash (377,213) Less: TRA Long-Term Liability (326,749) Less: Trade AP (141,498) Less: Billings in Excess of Costs (12,397) Less: Accrued Expenses (145,183) Total Investment $ 3,310,446 FY 2021 Adjusted EBITDA $ 520,082 Less: Depreciation, depletion and amortization (DD&A) (226,442) Less: Accretion (2,924) Adj. EBITDA, less DD&A and accretion $ 290,716 Divided by: Total Investment $ 3,310,446 ROIC 8.8% _____________________________________ (1) 5 quarter average reflects reported average of balance sheet items for the 5 quarters ended January 1, 2022. 8